  Temporary Certificate - Exchangeable for Definitive Engraved Certificate When
                              Ready for Delivery

ORDINARY COMMON STOCK                                    ORDINARY COMMON STOCK

      NUMBER                                                      SHARES
SM                                 [LOGO]


INCORPORATED UNDER THE LAWS                                 SEE REVERSE FOR
OF THE STATE OF DELAWARE                                  CERTAIN DEFINITIONS

                  THIS CERTIFICATE IS TRANSFERABLE IN THE     CUSIP 850495 10 4
                 CITIES OF JERSEY CITY, NJ OR NEW YORK, NY


THIS CERTIFIES THAT






IS THE RECORD HOLDER  OF


                          FULLY PAID AND NONASSESSABLE SHARES OF
                     THE ORDINARY COMMON STOCK, $.001 PAR VALUE, OF

                            STEINWAY MUSICAL INSTRUMENTS, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
  WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:




           /s/  DENNIS HANSON                            /s/ KYLE R. KIRKLAND
                  SECRETARY                [SEAL]                CHAIRMAN


COUNTERSIGNED AND REGISTERED:
 CONTINENTAL STOCK TRANSFER & TRUST COMPANY
                 (Jersey City, NJ)
                 TRANSFER AGENT AND REGISTRAR,

BY

                            AUTHORIZED OFFICER
- ------------------------------------------------
 AMERICAN BANK NOTE COMPANY    JUNE 25, 1996 dw
 3504 ATLANTIC AVENUE
 SUITE 12
 LONG BEACH, CA 90807              044881bk
 (310) 989-2333
 (FAX)  (310) 426-7450                NEW
- ------------------------------------------------

  The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM -- as tenants in common                UNIF GIFT MIN ACT --             Custodian
TEN ENT -- as tenants by the entireties                            ...................................
JT TEN -- as joint tenants with right of                               (Cust)                (Minor)
          survivorship and not as tenants                          under Uniform Gifts to Minors
          in common                                                Act................................
                                                                                 (State)
                                               UNIF TRF MIN ACT -- .........Custodian (until age......)
                                                                     (Cust)
                                                                   ............under Uniform Transfers
                                                                     (Minor)
                                                                   to Minors Act.......................
                                                                                       (State)

      Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,______________________ hereby sell, assign and transfer unto

 PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE
- ----------------------------------------

- ----------------------------------------



- -------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------
                                                                         Shares
- -------------------------------------------------------------------------
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                       Attorney
- -----------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
     ---------------------------------


                                       X
                                        ----------------------------------------

                                       X
                                        ----------------------------------------
                               NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                       CORRESPOND WITH THE NAME(S) AS WRITTEN
                                       UPON THE FACE OF THE CERTIFICATE IN EVERY
                                       PARTICULAR, WITHOUT ALTERATION OR
                                       ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed




By
  -----------------------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP
IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-15.



- ------------------------------------------------
 AMERICAN BANK NOTE COMPANY    JUNE 25, 1996 dw
 3504 ATLANTIC AVENUE
 SUITE 12
 LONG BEACH, CA 90807              044881bk
 (310) 989-2333
 (FAX)  (310) 426-7450                NEW
- ------------------------------------------------